Receivables (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Financing Receivables [Line Items]
Receivables	$ 1,793.7	$ 1,713.2	$ 1,692.6
Allowance at beginning of year	(6.9)	(4.6)	(7.3)
Reversal of allowance	1.3	0.9	4.1
Addition to allowance	(1.9)	(4.1)	(2.2)
Write-off against allowance	0.8	0.6	0.9
Translation difference	0.6	0.3	(0.1)
Allowance at end of year	(6.1)	(6.9)	(4.6)
Total receivables, net of allowance	$ 1,787.6	$ 1,706.3	$ 1,688.0